SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 14, 2001

                               MTN HOLDINGS, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


            Nevada                    000-14919              222-485230
            ------                    ----------             ----------
(State or Other Jurisdiction         (Commission           (IRS Employer
       of Incorporation)              File No.)          Identification No.)


31 West 47th Street                                          New York, NY 10036
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)


        Registrant's telephone number, including area code (212) 736-0880


            5882 South 900 East, Suite 212, Salt Lake City, UT 84121
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 1.      Changes in Control of Registrant.
------       ---------------------------------

             On August 14, 2001, MTN Holdings, Inc., a Nevada corporation (the "Registrant"), pursuant to the terms and conditions of an Agreement and Plan of Reorganization dated August 6, 2001 (the "Agreement"), with AGIL, Inc., a Delaware company (the "Purchaser"), exchanged with the Purchaser 10,800,000 shares (the "Shares") of common stock, par value $0.0001 per share (the "Common Stock") of Registrant for one hundred percent (100%) of the issued and outstanding shares of common stock par value $0.01 per share of the Purchaser. In connection with the transactions contemplated by the Agreement, the Purchaser entered into a separate agreement with Pacific Management Services, Inc. ("Pacific Management") that assisted in consummating the transactions contemplated by the Agreement. Pursuant to the agreement with Pacific Management, the Purchaser paid an aggregate of $360,000 (the "Purchase Price") to acquire the Shares and as payment of fees to Pacific Management. The Purchase Price was funded from the issuance of 8% Redeemable Convertible Debentures by the Purchaser to Venice Holdings, LLC, Rock Solid Group, LLC and HLKT Holdings, LLC. Pursuant to the Agreement, the Purchaser acquired approximately 94.7% of the Registrant's issued and outstanding shares of Common Stock, and the Purchaser became a wholly-owned subsidiary of the Registrant. Simultaneously with the closing of the Agreement, the sole director of the Registrant resigned and the current directors of the Purchaser were appointed as members of the board of directors of the Registrant.

             The description of the Agreement discussed above is qualified in its entirety by reference to such agreement, which is attached as an exhibit and incorporated herein by reference.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.
------       ------------------------------------------------------------------

             (a)   Financial statements of business acquired:   Not applicable.

             (b)   Pro forma financial statements:  Not applicable.

             (c)   Exhibit:

                    1. Agreement and Plan of Reorganization, dated as of August 9, 2001, by and between MTN Holdings, Inc. and AGIL, Inc.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     MTN HOLDINGS, INC.


Date:    August 24, 2001                            By:  /s/ Mordechai Spiegel
                                                         -----------------------
                                                         Mordechai Spiegel
                                                         Chief Executive Officer

                                  EXHIBIT INDEX
                                  -------------

Exhibit
Number        Description
------        -----------

  1. Agreement and Plan of Reorganization, dated as of August 9, 2001, by and between MTN Holdings, Inc. and AGIL, Inc.